EXHIBIT 99


                       CAUTIONARY STATEMENTS FOR PURPOSES
                     OF THE "SAFE HARBOR" PROVISIONS OF THE
                PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995


         The Company desires to take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 (the "Act") and is filing this Form 8-K in order to do so. Many of the following important factors have been discussed in the Company's prior SEC filings.

         The Company wishes to caution readers that the following important factors, among others, in some cases, have affected, and in the future could affect, the Company's actual results, and could cause the Company's actual consolidated results for the financial periods ending June 30, 1996 and the fiscal quarters thereafter through and including 1997, to differ materially from those expressed in any forward-looking statements made by or on behalf of the Company. The following factors are in addition to any other cautionary statements, written or oral, which may be made or referred to in connection with any forward-looking statements. The following factors may have a material adverse effect on the business, financial condition, liquidity, results of operations or prospects, financial or otherwise, of the Company.

        COMPANY DEVELOPMENT; HISTORY OF OPERATING LOSSES. The Company is continuing to develop its radio network and is generally subject to the risks attendant to a new or emerging business venture. The Company has incurred net losses since its inception in 1990 and has not generated positive cash flow sufficient to fund its ongoing operations. For the three years ended December 31, 1993, 1994, 1995 and the three months ended March 31, 1996, the Company incurred net losses of $3,247,000, $4,519,000, $6,107,000 and $1,876,000, respectively, and anticipates that it will continue to operate at a loss from operations for the remainder of 1996. Due to such losses, and because the Company has not generated positive cash flow from operations, the Company has had frequent working capital shortages. Working capital requirements have been met by short-term borrowings from investors, including affiliates of the Company, and from the proceeds of public offerings of the Company's Common Stock. The Company is seeking sources of financing for its future working capital needs and for future acquisitions, although it has no current commitments for such financing. Such arrangements could include debt financing involving the leveraging of the Company's radio station properties under agreements with asset-based or other lenders. If the Company should be unable to obtain working capital when required, its operations and prospects would be materially and adversely affected. At March 31, 1996, the Company had working capital of approximately $13,100,000, approximately $11,000,000 of which was committed by the Company to fund planned acquisitions. See "Risk Factors - Risks Related to Acquisition of Radio Elizabeth."

         RISKS RELATED TO ACQUISITION OF RADIO ELIZABETH. On June 4, 1996, the Company acquired all of the issued and outstanding stock of Radio Elizabeth, Inc. ("REI"), which holds a Federal Communications Commission ("FCC") license for WJDM-AM Radio Station licensed to Elizabeth, New Jersey on the 1530 kHz frequency. Under the terms of the Stock Purchase Agreement entered into in January 1996 between the Company and the sole shareholder of REI, John Quinn ("Seller"), the aggregate consideration for the acquisition was $11,500,000, $10,000,000 of which was to be paid in cash and the remainder over ten years pursuant to the terms of a Non-Competition and Consultancy Agreement. On June 1, 1996, pursuant to an agreement of the parties to amend the purchase terms, the Company and the Seller entered into a Securities Agreement ("Securities Agreement") pursuant to which the Seller agreed to accept 270,468 shares of the Company's Common Stock in lieu of $2,500,000 of the cash portion of the purchase price, and the Company issued such shares in accordance with the Securities Agreement. In accordance with the Securities Agreement, the Seller or any subsequent holders were granted certain rights exercisable prior to September 1, 1996 with respect to registration of such shares. To secure the obligation, the Company escrowed $2,500,000. The Seller has subsequently requested registration of the shares issued to him, and the Company intends to proceed to file a Registration Statement under the Act with respect to the shares. If the Company fails to complete such registration by July 31, 1996, the Seller will have the right to exchange such shares for the $2,500,000 held in escrow.

         The FCC granted its consent to the transfer of control of REI to the Company by action taken on April 11, 1996. On May 16, 1996, a "Petition for Reconsideration or to Set Aside Grant of Application Pending Action on Request for Declaratory Ruling" was filed by Press Broadcasting Company, Inc. Because of this filing, the FCC consent to the transfer of control is not a final action, and is thus subject to possible rescission, review or further appeal. In recognition of this possibility, the parties entered into an Unwind Agreement at the closing which provides that in the event of rescission of the FCC grant of its consent, the parties would "unwind" the transaction which would place the parties back in their preclosing positions. The Unwind Agreement does not require the Seller to escrow funds for, or to collateralize his obligations under, the Unwind Agreement, and the Company would be at risk in the event the Seller failed, or was unable, to rescind or unwind the transaction. In addition, if the transfer of control of the FCC license were rescinded by the FCC, the Company would lose market coverage in all or portions of the New York City AM radio market, which is currently the largest in the United States. If the Company would be unable to make an alternate acquisition in such market, the revenue generated from its network would be materially and adversely affected.

         REI, in addition to its license for operation on 1530 kHz, presently has issued to it a special temporary authorization ("STA") for operation on 1660 kHz at 10 kw power, which provides coverage of a significant portion of the New York market. WJDM has been broadcasting the Company's Radio AAHS(R) programming in the nation's largest radio market since February 1, 1996, over its 1660 kHz frequency pursuant to a local programming and marketing agreement. The STA frequency is located in a portion of the spectrum referred to as the expanded band ("Expanded Band") recently allocated by the FCC and assigned to certain AM broadcasters in order to implement Congressional policy. REI and other Expanded Band licensees are expected to be allowed to operate on both their original frequencies and the Expanded Band frequencies for a period of five years, after which time the licensee must elect which frequency on which it will continue broadcasting. There can be no assurance that REI will ever receive a permanent license to an Expanded Band frequency, and failure to obtain such a license would leave the Company broadcasting from only the existing licensed frequency, which at 1 kw power does not cover the New York market, thereby resulting in a substantial diminution of the value of the Company's investment in REI. Most radio receivers produced prior to 1990 cannot receive Expanded Band frequencies.

         ADDITIONAL FINANCING REQUIREMENTS. Part of the Company's strategy for development and expansion of its network includes acquiring and/or operating radio properties in key United States markets. There can be no assurance that the Company will be able to identify and complete suitable acquisitions on terms favorable or acceptable to the Company. In the event the Company purchases additional stations, the Company will require additional financing. There can be no assurance that such financing will be available on terms acceptable to the Company.

         Assuming the Company is able to retain the $2,500,000 held in escrow in connection with REI, the Company believes that the proceeds from its February 1996 public offering will be sufficient to meet its anticipated cash requirements through 1996; however, additional financing will be required to fund future operations and the expansion of its radio network. Additional financing may be required before the end of 1996 if the growth of the network exceeds the Company's current expectations, if revenue goals are not met, or if the Company is presented with opportunities for acquisitions which exceed the Company's financial resources. In addition, if the Company is obligated to pay $2,500,000 to the Seller in lieu of the shares delivered in the REI transaction as described above, the Company will not have sufficient working capital anticipated to be needed for 1996 operations and will require financing for operations as well as to fund acquisitions. There can be no assurance that such additional financing will be available to the Company when required, or if available, that it would be on terms acceptable or favorable to the Company. Additional financing could require the sale of equity securities, which could result in significant dilution to the Company's shareholders.

         ACCEPTANCE OF RADIO FORMAT. The Company produces and distributes a unique 24-hour children's radio format. There can be no assurance that the Company's programming will gain acceptance by listeners and advertisers. In addition, the Company's primary target audience is not rated by a recognized rating service. Such ratings are generally used by potential advertisers in making advertising decisions. The Company is working with ratings services to attempt to develop such ratings for the pre-teen market. However, there can be no assurance that such ratings can be developed or that the Company will be able to attract additional national advertisers.

         DEVELOPMENT OF NATIONAL RADIO NETWORK. Since late 1992, the Company has been developing a network of affiliated and owned or operated radio stations to carry its satellite-transmitted programming to domestic radio markets. The Company's affiliation agreements have terms varying from one to three years. There can be no assurance that the Company will be successful in retaining existing affiliates or attracting additional affiliates. Since the inception of the network a total of eight former affiliate stations have discontinued their affiliation. In cases where the Company deems it appropriate, the Company intends to seek alternate affiliates by entering into affiliation agreements or local marketing agreements ("LMAs"), through which third-party owned stations broker broadcast time to the Company, or by acquiring stations in key markets. In addition, the Company could encounter substantial delays, expenses or other unforeseen difficulties in establishing its network. The Company also risks the potential loss of strategic alliances which it has developed in connection with its strategy to develop the Company's brand, to assist in growth of the Company's network and to pursue ancillary business opportunities. Furthermore, the signal of the Company's affiliates and of its owned and operated stations may not cover households in certain portions of the markets in which such stations broadcast. In addition, the Company's management has limited experience in the development or operation of a national radio network.

         The success and viability of the Company's network will depend upon its ability to generate substantial revenue from network advertisers. For the year ended December 31, 1995, the Company's network, which is in a development phase, generated $1,059,000 in revenue. For the years ended December 31, 1993, 1994 and 1995, approximately 45%, 51% and 42%, respectively, of the Company's revenue was derived from its radio stations which do not carry the Radio AAHS format:
KTEK-AM, Houston, Texas, KCNW-AM, Kansas City, Kansas, WZER-AM, Milwaukee, Wisconsin and KYCR-AM, Minneapolis, Minnesota. For each of the years in the three year period ended December 31, 1995, the Company derived approximately 13%, 16% and 13%, respectively, of its revenue from KTEK-AM; approximately 10%, 11% and 9%, respectively, of its revenue from KCNW-AM; approximately 11%, 12% and 11%, respectively, of its revenue from WZER-AM; and approximately 11%, 12% and 9%, respectively, of its revenue from KYCR-AM. If the Company converts any of these stations to the Radio AAHS format, its revenue may be negatively affected until a new advertising base is developed for the Radio AAHS format in those markets. No assurance can be given that the Company will be able to acquire additional stations in major markets or to increase the number of network affiliates to a level which would enable it to increase network advertising, or that the Company will be able to generate sufficient advertising revenue to operate profitably in the future.

         RELIANCE ON CURRENT MANAGEMENT. The Company is dependent on the management services of its current management team. If the Company were to lose the services of these individuals, its business could be adversely affected. None of the members of the Company's current senior management team is subject to employment contracts with the Company. The Company does not maintain insurance on the lives of its key employees.

         POTENTIAL CONFLICTS OF INTEREST. The Company leases broadcast and office facilities from its President, Christopher T. Dahl, and another director, Richard W. Perkins, and the WWTC and KYCR radio transmission tower site from Mr. Dahl. The Company also shares certain management services with Community Airwaves Corporation ("CAC"), which are provided by another entity, Radio Management Corporation ("RMC"), owned by Messrs. Dahl, Perkins and Cowles, who also own CAC. The management services consist of administrative, legal and accounting services. Such arrangements involve potential conflicts of interest in connection with the pricing of services provided. In addition, CAC may acquire interests in additional stations. Such ownership would, under current FCC regulations, limit the number of additional radio stations which the Company may acquire. In addition, the Company has entered into an agreement with CAC whereby the Company is required to obtain the consent of CAC for any acquisition of an FM station or of an AM station located outside the largest 125 U.S. markets. Such agreement may result in conflicts of interest with members of the Company's management and could be detrimental to the Company. The Company has also entered into an affiliation agreement with a subsidiary of CAC subject to its acquisition of a radio station in Honolulu, Hawaii.

         COMPETITION. The Company currently derives the majority of its revenue from the sale of local radio advertising time on its owned and operated stations to advertisers in their respective metropolitan markets and faces substantial competition from other radio and television stations as well as other media in those markets. Factors contributing to the Company's ability to attract local advertisers include the success of a station in attracting listeners and the perceived quality of the Company's programming, There can be no assurance that the Company can successfully compete for listeners and advertising revenues with other radio and television networks and other entertainment organizations. The Company may also experience competition from developing technologies in the radio industry.

         In addition to the Company's current competition for local advertising, the Company also competes for network advertising. Other entertainment organizations, including but not limited to radio syndicators and radio stations, many of which have greater resources than the Company, could develop a children's radio format similar to Radio AAHS. Although radio stations must be licensed by the FCC, there are no significant impediments to the entry of new competitors into the Company's markets. While the Company continues to seek protection for its original programming, where appropriate, under applicable copyright and trademark laws, the Radio AAHS format could be imitated by others seeking to enter the children's radio field.

         FCC REGULATION. Although the radio broadcast licenses of the stations owned by the Company are already granted, their continuation and the continued licensing of any radio station acquired by the Company depend upon compliance with the laws, rules and regulations of the FCC. The FCC can revoke licenses for serious misconduct, subject to the right to an evidentiary hearing, or it may fail to renew a license or impose monetary fines for breach of its rules. Neither the Company nor CAC has ever been denied any FCC license or renewal, or had a fine imposed by the FCC. In recent years, a number of competing applications and formal and informal objections have been filed with respect to broadcast renewal applications. Even though the vast majority of all license renewal applications are granted, and under the Telecommunication Act of 1996 (the "1996 Act") competing applications in license renewal proceedings are no longer allowed, there can be no assurance that renewal of the Company's licenses will be granted. Furthermore, approvals are required for the transfer of ownership. Three directors and attributable shareholders of the Company have interests in AM and FM radio stations unrelated to the Company. Under current FCC regulations, these interests are attributed to the Company and may limit the markets in which the Company can acquire stations. The 1996 Act eliminated the limit upon the number of stations that can be under common ownership or control nationally. Local ownership was substantially relaxed according to market size. See "Risk Factors - Risks Related to Acquisition of Radio Elizabeth."

         ANTI-TAKEOVER PROVISIONS. The Board of Directors, without any action by the Company's shareholders, has the authority to issue the remaining undesignated and unissued authorized shares and to fix the powers, preferences, rights and limitations of such shares or any class or series thereof, without shareholder approval. Persons acquiring such shares could have preferential rights with respect to voting, liquidation, dissolution or dividends over existing shareholders. The Company is subject to certain provisions of the Minnesota Business Corporation Act which limit the voting rights of shares acquired in "control share acquisitions" and restrict certain "business combinations." Such provisions, as well as the ability to issue undesignated shares, could have the effect of deterring or delaying a takeover or other change in control of the Company, deny shareholders the receipt of a premium on their Common Stock and depress the market price of the Company's Common Stock.

         CONTROL BY PRINCIPAL SHAREHOLDERS. Approximately 38% of the Company's outstanding Common Stock is beneficially owned by the Company's current officers and directors. Accordingly, such persons may be able to significantly influence the Company's business and affairs. This concentration of ownership may have the effect of delaying, deferring or preventing a change in control of the Company. See "Principal Shareholders."

         NO ASSURANCE AS TO LIQUIDITY ON THE NASDAQ NATIONAL MARKET. The Common Stock is currently listed on the Nasdaq National Market System. There can be no assurance that the Common Stock will be actively traded on such market or that, if active trading does develop, it will be sustained.

         ABSENCE OF DIVIDENDS. The Company has not paid any cash dividends since its inception and does not anticipate paying cash dividends in the foreseeable future. The Company presently expects to retain its earnings to finance the development and expansion of its business. The declaration or payment by the Company of dividends, if any, on its Common Stock in the future is subject to the discretion of the Board of Directors and will depend on the Company's earnings, financial condition, capital requirements and other relevant factors. The Company issued 290,213 shares of convertible preferred stock in connection with its merger with a California corporation, licensee of radio station KPLS-AM, Orange County, California. The convertible preferred stock ranks senior to Common Stock and all other series of preferred stock as to payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up of the Company, voluntary or involuntary.

         SHARES ELIGIBLE FOR FUTURE SALE. Additional shares of Common Stock of the Company may be issued from time to time upon the exercise of outstanding stock options, the conversion of outstanding convertible preferred stock and the exercise of outstanding stock purchase warrants. Certain holders thereof have registration rights with respect to such shares. The Company has registered under the Securities Act of 1933, as amended, 1,614,802 shares of Common Stock which was either outstanding as "restricted securities" or shares issuable upon exercise of outstanding warrants. Such issuances, or the resale of Common Stock owned or to acquired by Selling Shareholders in connection with such registration, could have an adverse effect on the market price of the Company's Common Stock.